Warrant Liability	12 Months Ended
Dec. 31, 2022
Warrant Liability Abstract
Warrant liability

Note 21 — Warrant liability

Simultaneously with the closing of the Initial Public Offering in 2021, Venus consummated a private placement of 270,500 Private Units at RMB 69.4 (USD 10.0) per unit, purchased by the sponsor. The Private Units are identical to the units sold in the Initial Public Offering except that the warrants included in the Private Units (the “Private Warrants”) and the ordinary shares issuable upon the exercise of the Private Warrants will not be transferable, assignable or saleable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The private warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the balance sheets. The warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.

Venus established the initial fair value for the private warrants at USD 380,000 on February 11, 2021, the date of the Company’s Initial Public Offering, using a Black-Scholes model. The Company allocated the proceeds received from the sale of Private Units, first to the private warrants based on their fair values as determined at initial measurement, with the remaining proceeds recorded as ordinary shares subject to possible redemption, and ordinary shares based on their relative fair values recorded at the initial measurement date. The warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.

The key inputs into the Black-Scholes model were as follows at their following measurement dates:

	December 09, 2022	December 31, 2022	December 31, 2022
	USD	USD	RMB
Input
Share price	10.47	1.25	8.71
Risk-free interest rate	3.8%	4.0%	4.0%
Volatility	5.7%	5.7%	5.7%
Exercise price	11.50	11.50	80.09
Warrant life (yr)	4.97	4.92	4.92

As of December 09, 2022, the aggregate value of the private warrants was RMB 861,869 (USD 123,750). The change in fair value from January 1, 2022 to December 9, 2022 was approximately RMB 2.1 million (USD 0.3 million) was included in the historical retained earnings (accumulated deficits) of Venus. The fair value of the warrants on December 31, 2022 was nil. The fair value of the warrants on December 31, 2022 was nil. The change in fair value of warrants of RMB 861,869 (USD 123,750) from December 09, 2022 to December 31, 2022 and is reflected in the Company’s Statement of Operations.